UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 20, 2022
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Applied Bank Blvd, Suite 300, Glen Mills, Pennsylvania 19342
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On December 20, 2022, Axalta Coating Systems Ltd. (the “Company”), Axalta Coating Systems Dutch Holding B B.V. and Axalta Coating Systems U.S. Holdings, Inc. (together, the “Borrowers”), Axalta Coating Systems U.S., Inc., certain subsidiaries of the Company party thereto as guarantors, certain lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent, entered into the Eleventh Amendment to Credit Agreement and First Amendment to Amended and Restated Guaranty Agreement (“Amendment No. 11”), which amended that certain Credit Agreement, dated as of February 1, 2013, among the Borrowers, the guarantors party thereto, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent and collateral agent (as amended, the “Credit Agreement”).

Amendment No. 11 amended the Credit Agreement to, among other things, provide a new seven-year $2.0 billion term loan maturing December 2029, the proceeds of which, together with cash on hand, were used to refinance the Borrowers' existing $2.021 billion term loan due June 2024. The interest rate payable on such new term loan is the Secured Overnight Financing Rate (SOFR) plus a margin of 300 basis points.

A copy of Amendment No. 11 is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of Amendment No. 11 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 11.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*
Eleventh Amendment to Credit Agreement and First Amendment to Amended and Restated Guaranty Agreement, dated as of December 20, 2022, among Axalta Coating Systems Ltd., Axalta Coating Systems Dutch Holding B B.V., Axalta Coating Systems U.S. Holdings, Inc., Axalta Coating Systems U.S., Inc., certain subsidiary guarantors party thereto, certain lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	December 20, 2022	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer